                                                                   Exhibit 10.19

               FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


     This First Amendment to Registration Rights Agreement ("First Amendment") is entered into as of February 15, 2000, among US Unwired Inc., a Louisiana corporation (the "Company"), The 1818 Fund III, L.P., a Delaware limited partnership (the "1818 Fund"), and TCW/Crescent Mezzanine Partners II, L.P., TCW/Crescent Mezzanine Trust II, TCW Shared Opportunity Fund II, L.P., TCW Shared Opportunity Fund IIB, LLC, TCW Shared Opportunity Fund III, L.P., TCW Leveraged Income Trust II, L.P., TCW Leveraged Income Trust, L.P., each of which is a Delaware entity, and Brown University Third Century Fund (collectively, the "TCW Entities").


                                   RECITALS
                                   --------

     A. The Company and The 1818 Fund entered into that certain Registration Rights Agreement (the "Agreement") dated as of October 29, 1999.

     B. The parties hereto desire to amend the Agreement to add each of the TCW Entities as a party thereto and to make other modifications.

NOW THEREFORE, the parties hereto agree as follows:

     1. Section 1 of the Agreement is deleted in its entirety and the following is inserted in lieu thereof:

               1.   Background. Pursuant to a Securities Purchase
                    ----------
          Agreement, dated as of October 29, 1999, by and among the Company and The 1818 Fund (the "1818 Fund Securities Purchase Agreement"), The 1818 Fund agreed to purchase from the Company, and the Company issued to The 1818 Fund, 500,000 of the Company's Senior Redeemable Convertible Preferred Stock, Series A, no par value (the "Series A Preferred Stock").

               Pursuant to a Securities Purchase Agreement (the "TCW Securities Purchase Agreement") dated as of _________, 2000, by and among the Company and the TCW Entities, the TCW Entities agreed to purchase from the Company, and the Company agreed to issue to the TCW Entities, 50,000 of the Company's Senior Redeemable Convertible Preferred Stock, Series B, no par value (the "Series B Preferred Stock"). The Series A Preferred Stock and the Series B Preferred Stock are hereinafter collectively referred to as the "Preferred Stock." Capitalized terms used herein but not otherwise defined shall have the meanings given them in The 1818 Fund Securities Purchase Agreement.

     2. Section 3 of the Agreement is hereby amended to delete the definition of "Warrants" contained therein and to insert the following in lieu thereof:

               "Warrants" means, collectively, the Warrants exercisable into shares of Common Stock, at an exercise price of $0.01 per Warrant, in substantially the form attached as Exhibit C to The 1818 Fund Securities Purchase Agreement and as Exhibit C to the TCW Securities Purchase Agreement.

     3. Section 7(i) of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

               (i) If to The 1818 Fund, addressed to it in the manner set forth in The 1818 Fund Securities Purchase Agreement, or if to the TCW Entities or any one of them, addressed to it at the manner set forth in the TCW Securities Purchase Agreement, or such other address as either entities shall have furnished to Company in writing in the manner set forth herein;

     4. Except as expressly amended hereby, all the other terms and provisions of the Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by the respective representatives hereunto duly authorized as of the date above written.

                                    US UNWIRED INC.

                                    By /s/ Thomas G. Henning
                                       -------------------------
                                        Name: Thomas G. Henning
                                              ------------------
                                        Title: Secretary
                                               -----------------

                                    THE 1818 FUND III, L.P.

                                    By:  Brown Brothers Harriman & Co., its
                                         general partner

                                    By: /s/ Lawrence C. Tucker
                                        ------------------------
                                        Name: Lawrence C. Tucker
                                              ------------------
                                        Title: General Partner
                                               -----------------

TCW Leveraged Income Trust, L.P.

 By:      TCW Investment Management Company, as investment Advisor



By: /s/ Jean-Marc Chapus
   ---------------------------
Name:  Jean-Marc Chapus
Title: Managing Director



By:       TCW Advisors (Bermuda), Ltd., as general partner



By: /s/ Robert D. Beyer
   ---------------------------
Name:  Robert D. Beyer
Title: Group Managing Director

TCW Leveraged Income Trust II, L.P.

By:       TCW Investment Management Company, as Investment Advisor



By: /s/ Jean-Marc Chapus
   _____________________________
Name:  Jean-Marc Chapus
Title: Managing Director


By:       TCW (LINC II), L.P., as general partner


By:       TCW Advisors (Bermuda), Ltd., as its general partner



By: /s/ Robert D. Beyer
   _____________________________
Name:  Robert D. Beyer
Title: Group Managing Director

TCW Shared Opportunity Fund III, L.P.

By:  TCW Asset Management Company,
     its Investment Advisor



By: /s/ Jean-Marc Chapus
   -----------------------------
Name:  Jean-Marc Chapus
Title  Managing Director



By: /s/ Robert D. Beyer
   -----------------------------
Name:  Robert D. Beyer
Title: Group Managing Director

Shared Opportunity Fund IIB, LLC


By:    TCW Asset Management Company,
       its Investment Advisor



By: /s/ Jean-Marc Chapus
    ----------------------------
Name:  Jean-Marc Chapus
Title: Managing Director



By: /s/ Robert D. Beyer
   -----------------------------
Name:  Robert D. Beyer
Title: Group Managing Director

TCW Shared Opportunity Fund II, L.P.

By:  TCW Investment Management Company,
     its Investment Advisor



By: /s/ Jean-Marc Chapus
   -----------------------------
Name:  Jean-Marc Chapus
Title: Managing Director



By: /s/ Robert D. Beyer
   -----------------------------
Name:  Robert D. Beyer
Title: Group Managing Director

TCW/Crescent Mezzanine Partners II, L.P.
TCW/Crescent Mezzanine Trust II

By:  TCW/Crescent Mezzanine II, L.P.
     its general partner or managing owner

By:  TCW/Crescent Mezzanine, L.L.C.
     its general partner



By: /s/ Jean-Marc Chapus
   -------------------------------
Name:  Jean-Marc Chapus
Title: President

BROWN UNIVERSITY THIRD CENTURY FUND

By: /s/ Melissa V. Weiler
   --------------------------------
Name:  Melissa V. Weiler,
       its Investment Advisor